UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006

FREESCALE SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32241	20-0443182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of principal executive offices) (Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations.

Item 1.01 Entry Into a Material Definitive Agreement

On November 6, 2006, Freescale Semiconductor, Inc. (the “Company”) announced that it had received the requisite consents in connection with its previously announced tender offers and consent solicitations for its outstanding 6.875% Senior Notes Due 2011 and 7.125% Senior Notes Due 2014 (the “Offers”). The Company entered into a Fifth Supplemental Indenture (the “Supplemental Indenture”), dated as of November 6, 2006, with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), which supplements the Indenture, dated as of July 21, 2004, between the Company and the Trustee (as supplemented, the “Indenture”).

The Supplemental Indenture effects the proposed amendments to the Indenture as described in the Offer to Purchase and Consent Solicitation Statement, dated as of October 23, 2006. The proposed amendments will become operative only when validly tendered notes are accepted for payment by the Company pursuant to the terms of the Offers. Under the terms of the Offers, tendered notes may no longer be withdrawn, and delivered consents may not be revoked, unless the Company makes a material change to the terms of the Offers or is otherwise required by law to permit withdrawal or revocation. The Offers are subject to the satisfaction of certain conditions, including the receipt of specified financing, the consummation of the merger pursuant to the previously announced Agreement and Plan of Merger, dated as of September 15, 2006, by and among the Company, Firestone Holdings LLC and Firestone Acquisition Corporation and certain other customary conditions.

The foregoing description of the Fifth Supplemental Indenture and related matters is qualified in its entirety by reference to the Fifth Supplemental Indenture which is filed as Exhibit 4.1 and incorporated by reference herein. A copy of the press release is filed as Exhibit 99.1 and incorporated by reference herein.

Item 8.01 Other Events

On November 6, 2006, the Company announced the pricing terms and the extension of the expiration date for the previously announced Offers. The tender offers, which were scheduled to expire at 5:00 p.m., prevailing eastern time, on November 21, 2006, have been extended to 5:00 p.m., prevailing eastern time, on November 27, 2006.

A copy of the press release is filed as Exhibit 99.2 and incorporated by reference herein.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Fifth Supplemental Indenture, dated as of November 6, 2006, between Freescale Semiconductor, Inc., as Issuer, and Deutsche Bank Trust Company Americas, as Trustee.

99.1	Press Release issued on November 6, 2006 relating to receipt of requisite consents in the tender offers and consent solicitations.

99.2	Press Release issued on November 6, 2006 relating to pricing terms and extension of expiration date for the tender offers and consent solicitations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, INC.

By:	/s/ Mark Mouritsen
Name:	Mark Mouritsen
Title:	Assistant Secretary

Date: November 9, 2006

Exhibit Index

Exhibit Number	Description
4.1	Fifth Supplemental Indenture, dated as of November 6, 2006, between Freescale Semiconductor, Inc., as Issuer, and Deutsche Bank Trust Company Americas, as Trustee.

99.1	Press Release issued on November 6, 2006 relating to receipt of requisite consents in the tender offers and consent solicitations.

99.2	Press Release issued on November 6, 2006 relating to pricing terms and extension of expiration date for the tender offers and consent solicitations.